TRUSTEES
Samuel A. Lieber
Laurence B. Ashkin
Foster Bam
H. Guy Leibler


INVESTMENT ADVISER
Alpine Management and Research, LLC
122 East 42nd Street, 37th floor
New York, NY 10168


CUSTODIAN
IFTC
801 Pennsylvania
Kansas City, MO 64105


TRANSFER AGENT
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, OH 43219


ACCOUNTANTS
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, OH 43215


LEGAL COUNSEL
Schulte Roth & Zabel LLP
900 Third Avenue
New York, NY 10022


ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services L.P.
3435 Stelzer Road
Columbus, OH 43219



                                  ALPINE LOGO


                                     Realty

                                Income & Growth

                                      Fund




                       Alpine Realty Income & Growth Fund
                        122 East 42nd Street, 37th floor
                               New York, NY 10168
                                 (212) 687-5588


--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
April 30, 1999


(6/99)

                               TABLE OF CONTENTS

                   Portfolio Manager's Report to Shareholders
                                     PAGE 2

                       Schedule of Portfolio Investments
                                     PAGE 8

                      Statement of Assets and Liabilities
                                     PAGE 9

                            Statement of Operations
                                    PAGE 10

                       Statement of Changes in Net Assets
                                    PAGE 11

                         Notes to Financial Statements
                                    PAGE 12

                              Financial Highlights
                                    PAGE 16

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------

             Alpine Realty
            Income & Growth       Morgan Stanley
                 Fund               REIT Index

12/30/98        $10,000               $10,000
 4/30/99        $11,066               $10,574

Past performance is not predictive of future results. Investment return and principal value of the Alpine Realty Income and Growth Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The returns set forth reflect the waiver of certain advisory fees and reimbursements. Without the waiver or reimbursement of fees, total return would have been lower.

The Morgan Stanley REIT Index is a total-return index comprising of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

                 COMPARATIVE TOTAL RETURNS AS OF 4/30/99
                                                                 SINCE
                                                               INCEPTION+
-------------------------------------------------------------------------
Alpine Class Y                                                   10.66%
Alpine Class A (4.75%)*                                           5.29%
Alpine Class B (5.00%)*                                           5.33%
-------------------------------------------------------------------------
Morgan Stanley REIT Index                                         5.74%

    * Represents maximum sales load.

+ Represents Class A and Class Y shares, which commenced December 30, 1998. Class B commenced February 18, 1999.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Alpine Realty Income & Growth Fund's first semi-annual report to shareholders for the abbreviated four-month period ended April 30, 1999. During much of the period under review, we continued to experience the volatile and weak pattern of returns for real estate stocks that has been evident for the past twelve months. However, at the end of March, the stock market began to focus on economically sensitive, cyclical stocks, leading value investors into the real estate sector. In this report we will discuss the fund's performance as well as issues and trends which are affecting both real estate and securities markets. This discussion will also explain why we believe the near future for real estate securities could be more positive.

Q. WHY HAS ALPINE ADDED THE REALTY INCOME & GROWTH FUND TO ITS FAMILY OF REAL ESTATE MUTUAL FUNDS?

A. We created the Alpine Realty Income & Growth Fund to capitalize on the long-term income-producing characteristics of commercial Real Estate. This fund is designed to benefit from the relatively high dividend distributions from REITs and is managed as a compliment to Alpine's other real estate funds, which are oriented towards capital appreciation. Real Estate is an attractive investment class due to the contractual and thus, predictable nature of its income stream, which compliments long-term growth in underlying asset values. REITs have been designed to efficiently capture this income for public investors by allowing them to diversify their portfolios both geographically and by sector.

        An empirical analysis of the NAREIT Equity Total Return Index* shows that REITs have returned 14.51% over the twenty-five years ended April 30, 1999. Roughly 55% of this return, specifically 7.94%, has come from dividends.

        By focusing on relatively high-yielding REIT's and real estate securities, typically with a track record of increasing dividends, solid balance sheets and quality properties, the Alpine Realty Income & Growth Fund seeks to produce competitive total returns featuring a large income component and the low relative price volatility often associated with REITs. The consistent Alpine emphasis on investing in undervalued stocks is also employed in managing this fund, and we are pleased to note that three of our initial investments have already been or are subject to takeover activity.

Q. WHAT WAS THE ALPINE REALTY INCOME & GROWTH FUND'S PERFORMANCE DURING THE PERIOD ENDED APRIL 30, 1999?

A. During the four-month period ended April 30, 1999 the fund generated a total return of 8.81%. This was superior to the fund's benchmark Morgan Stanley REIT Index(1) (RMS), which gained 4.40% during the period. Since its inception on December 30th 1998, the fund has

---------------

*The National Association of Real Estate Investment Trusts (NAREIT) equity REIT dividend yield represents the dividend yield of all equity REITs at close of each month based on closing month end prices and annualized dividends.

(1) The Morgan Stanley REIT Index is a total-return index comprising of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.
--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------

   produced a total return of 10.66% versus 5.74% for the RMS Index. During the period, under review, price declines within the sector reduced the RMS index to a level not seen since December 1996. This valuation came despite excellent earnings growth of 8% and 11% in 1997 and 1998 respectively and consensus earnings growth of over 9% projected for 1999. We felt that this created exceptional relative value, and even after the 12.5% rebound from the RMS Index low on March 23, we remain comfortable with current valuations.

Q. HOW DID THE OVERALL STOCK MARKET AFFECT REAL ESTATE SECURITIES DURING THE PAST YEAR?

A. We believe that the price decline and subsequent volatility in the world's stock markets over the past year reflects a process of adjustment to uncertainty regarding the impact of the Asian financial collapse on each country's economy, as well as its financial and real estate markets. During the period, the apprehensive stock market chose to focus most of its energy and funds flow on relatively predictable, well known large capitalization non-cyclical companies or alternatively, in "new technology" companies that offer the potential for significant, yet to be realized growth. As a result, the market did not favor economically sensitive, mature sectors such as real estate.

        Investors' concern over the health and duration of the global business cycle have hurt the relative performance of REITs. Real estate is dependent on economic growth to drive demand for space. Real Estate is also dependent upon investment liquidity, not only for buying and selling properties, but also to finance new developments. However, the volatility in global capital markets over the last two years affected capital flows throughout the world.

        In 1998, Real Estate fundamentals took a backseat to a change in investor sentiment as a normal correction from high valuations was dramatically affected by external factors. The first major factor which hurt real estate investor sentiment was an emerging picture of an "end of the bull market" fear which caused investors to question Wall Street's estimates for earnings growth. This skepticism was compounded by a questionable supply and demand picture at that time, as new construction starts increased in many markets and last summer's recession threat dampened the demand forecasts for real estate.

        The second major factor to affect real estate stock prices was the "Summer of 1998" Russian credit crunch and the collapse of the CMBS (Commercial Mortgage Backed Securities) market. It is important to note that the CMBS crash was not caused by losses in real estate, but rather by the global credit crunch which cut off the enormous liquidity which had fueled the real estate market.

        The third factor was the historically high valuations of real estate stocks at the end of 1997. REITs were trading at historically low average dividend yields under 5.5% and at very high forward multiples of 13X FFO. By comparison, over the past 20 years the average multiple is 10.8X with a range from 8X to 13X. Only twice since 1970 have yields been lower than 6%. REITs were also trading at premiums of 20% to 50% above the net asset value (NAV) of their real estate.

        The net affect was that REITs and other Real Estate Stocks ended 1998 with the third

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------

   worst year on record since 1970 with total returns down over -17%. Real Estate operating companies lost almost 23% from prior year levels. Only the Recession years of 1974 and 1990 produced worse performance.

        For investors who had purchased REITs for their defensive characteristics and predictable growth, REITs did not live-up to their billing. Despite secure internal growth, external growth through acquisitions was diminished and the dividend cushion of under 6% was not large enough to induce income-oriented investors to support the sector. Alpine has traditionally emphasized internal growth prospects, and does not pay a premium for growth, through acquisition unless strategic or synergistic benefits accrue.

        Since the end of the first calendar quarter, the stock market's broad focus appears to be shifting away from new technology and internet stocks and focusing on cyclically sensitive sectors such as equipment manufacturing, materials processors and finally real estate owners and developers. This is in response to signs of renewed economic activity and improved capital flows into Asia, while our economy remains robust. Even though the U.S. economy has slowed from the 4.9% to 5.5% annual GDP growth rates that it sustained over the past 5 years, we believe the economy should grow at a rate in excess of 3% for much of this year. This contrasts greatly with expectations of a potential recession in 1999, which some prognosticators envisioned just 6 months ago. Alpine believes the end of this business cycle is not yet in sight!

Q. HOW DID THIS SET THE STAGE FOR 1999?

A. We believe that the aftermath of the black cloud of 1998 is a silver lining for 1999. First, the economy appears stronger than many economists projected only months ago, so the potential demand for real estate appears stronger.

        Second, capital constraints have severely diminished prospects of overbuilding in most markets. A number of new development plans have been scrapped. The lack of liquidity has had a significant affect on many private developers who can no longer finance new projects. Supply risk is greatly diminished. The good news is that property prices have come down from peak levels for most property types. This translates into price decreases creating accretive acquisitions for those public companies which are well capitalized with strong balance sheets.

        Third, average Dividend yields have climbed to around 8.0% from 5.5% in 1998, thanks to both falling share prices and average dividend growth of 5.6%. Rarely has the yield premium relative to 10-year treasury bonds been this great.

        Finally, many publicly traded real estate companies are now valued at share prices either below or marginally above their NAV (Net Asset Value, or liquidation value), with the case for continued capital appreciation still intact, albeit muted.

Q. WHAT ARE THE PROSPECTS FOR THE NEXT 12-24 MONTHS?

A. With few exceptions, owners of commercial real estate are enjoying higher occupancy levels in most markets and property types than was experienced in at least 19 out of the last 20 years. In spite of sustained tenant demand, rent levels in many areas have yet to exceed the

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------

   peak levels set during the last cycle, ten years ago! This suggests that there is still scope for rising rents, assuming economic growth and supply/demand balances can be maintained over the next few years. We do not believe the market has begun to factor this potential upside into real estate share prices. We believe that the latter part of the business cycle traditionally benefits real estate with its combination of long term leases which produce predictable income returns. Real estate capital appreciation requires strong economic growth, which usually occurs early and mid-course during the business cycle, but rental levels often are locked in the place throughout the cycle, and thus continue to produce steady income well past the onset of an economic slow-down. This fund is intended to capture that cash flow in a slowing economy as well as participate in its growth.

        We remain positive on the prospects for sustained economic expansion over the next two to three years, and believe real estate should perform well during this period. We welcome both new and existing shareholders who seek a conservative real estate stock investment vehicle to join as in the Alpine Realty Income & Growth Fund.

MARC R. HALLE SIGNATURE           SAMUEL A. LIEBER SIGNATURE
Marc R. Halle                   Samuel A. Lieber
Portfolio Manager               Portfolio Manager

This report is authorized for distribution only when preceded or accompanied by a Prospectus.
--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------

                           GEOGRAPHICAL DISTRIBUTION

          Pacific   Central  South         Pacific     Mid                New
Midwest  Northwest  Plains   East  South  Southwest  Atlantic  Mountain  England
   8%       11%       3%      20%   17%      13%       12%        9%       7%


                              SECTOR DISTRIBUTION


Other REIT   Diversified   Residential   Retail   Office/Industrial   Lodging
    8%           10%           12%         28%           22%            20%



TOP 10 HOLDINGS*

 1.  Sunstone Hotel Investors, Inc.          4.61%   6.  J.P. Realty, Inc.                             3.54%
 2.  Highwoods Properties, Inc.              4.54%   7.  Simon Property Group, Inc.                    3.43%
 3.  Chelsea GCA Realty, Inc.                4.53%   8.  State Street Bank, 3.5%, 5/3/99               3.37%
 4.  Felcor Lodging Trust, Inc.              4.44%   9.  Meditrust Co                                  3.27%
 5.  MeriStar Hospitality Corp.              3.85%  10.  Cornerstone Properties, Inc.                  3.27%

* Portfolio composition subject to change.

--------------------------------------------------------------------------------

ALPINE REALTY INCOME AND GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 1999

                                  (UNAUDITED)

  SHARES
    OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS -- (94.8%)
Diversified -- (10.3%)
     2,300   Colonial Properties Trust.....  $    62,963
     3,100   Crescent Real Estate Equities,
               Inc. .......................       69,363
     8,800   Meditrust Co. ................      109,449
     5,000   Pacific Gulf Properties,
               Inc. .......................      104,063
                                             -----------
                                                 345,838
                                             -----------
Hotels -- (19.9%)
     2,500   Boykin Lodging Co. ...........       38,281
     6,300   Equity Inns, Inc. ............       57,881
     6,200   Felcor Lodging Trust, Inc. ...      148,413
     4,600   Innkeepers USA Trust..........       47,438
     5,600   MeriStar Hospitality Corp. ...      128,800
     6,300   RFS Hotel Investors, Inc. ....       88,988
    16,800   Sunstone Hotel Investors,
               Inc. .......................      154,349
                                             -----------
                                                 664,150
                                             -----------
Net Lease -- (6.6%)
     3,900   Franchise Finance Corp. of
               America.....................       90,431
     3,200   Golf Trust Of America,
               Inc. .......................       71,000
     3,000   Prison Realty Corp. ..........       58,500
                                             -----------
                                                 219,931
                                             -----------
Office-Industrial Buildings -- (21.0%)
     2,000   CarrAmerica Realty Corp.
               (b).........................       49,500
     6,700   Cornerstone Properties,
               Inc. .......................      109,293
     2,500   Glenborough Realty Trust,
               Inc. .......................       42,969
     5,200   Great Lakes Reit, Inc. .......       80,275
     5,900   Highwoods Properties, Inc. ...      151,924
     3,000   Kilroy Realty Corp. ..........       70,688
     6,200   Koger Equity, Inc. ...........       91,063
     2,000   Reckson Associates Realty,
               Corp. ......................       45,000
     3,100   SL Green Realty Corp. ........       61,613
                                             -----------
                                                 702,325
                                             -----------
Residential -- (11.4%)
     3,500   Asset Investor Corp. .........       50,531
       200   Associated Estates Realty,
               Corp. ......................        2,313
     3,200   Camden Property Trust.........       86,399
     3,800   Gables Residential Trust......       90,487
     2,100   Summit Properties, Inc. ......       38,325
     4,500   United Dominion Realty Trust,
               Inc. .......................       48,938
     3,300   Walden Residential Properties,
               Inc. .......................       63,113
                                             -----------
                                                 380,106
                                             -----------

  SHARES
    OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Retail -- (25.6%)
     4,600   Chelsea GCA Realty, Inc. .....  $   151,512
     2,600   Federal Realty Investment
               Trust.......................       62,075
     2,500   First Washington Realty Trust,
               Inc. .......................       53,594
     5,900   J.P. Realty, Inc. ............      118,368
     7,100   Kranzco Realty Trust..........       99,400
     2,000   New Plan Excel Realty Trust...       37,125
     3,800   Pennsylvania Real Estate
               Investment Trust............       78,375
     4,700   Philips International Realty
               Corp. ......................       67,563
     6,000   Prime Retail, Inc. ...........       51,750
     4,000   Simon Property Group, Inc. ...      114,750
     1,000   The Macerich Co. .............       25,563
                                             -----------
                                                 860,075
                                             -----------
             Total Common Stocks
               (Cost $3,015,825)...........    3,172,425
                                             -----------
REPURCHASE AGREEMENTS -- (3.4)%
   112,678   State St. Bank, 3.50%, 5/3/99,
               (Collateralized by
               $115,000 U.S. Treasury Note,
               6.25%, 4/30/01, market value
               $121,181)...................      112,678
                                             -----------
             Total Repurchase Agreements
               (Cost $112,678).............      112,678
                                             -----------
             Total Investments
               (Cost $3,128,503) (a)..98.2%    3,285,103
             Other assets in excess of
               liabilities...........  1.8%       60,273
                                       ----  -----------
             TOTAL NET ASSETS........100.0%  $ 3,345,376
                                       ====  ===========

---------

(a) Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows :

        Unrealized appreciation...................  $   176,119
        Unrealized depreciation...................      (19,519)
                                                    -----------
        Net unrealized appreciation...............  $   156,600
                                                    ===========

(b) Non-income producing securities.

                       See notes to financial statements.

ALPINE REALTY INCOME AND GROWTH FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1999
                                  (UNAUDITED)

ASSETS:
  Investments, at value (Cost $3,015,825 )..................  $3,172,425
  Repurchase agreements, at cost............................     112,678
                                                              ----------
        Total investments...................................   3,285,103
  Receivable for investment securities sold.................       1,200
  Interest and dividends receivable.........................      19,609
  Receivable for expense reimbursement......................      23,532
  Prepaid expenses and other assets.........................      29,680
                                                              ----------
        Total assets........................................   3,359,124
                                                              ----------
LIABILITIES:
  Accrued expenses and other liabilities:
    Investment advisory fees................................       1,315
    Administration fees.....................................          84
    Distribution fees payable...............................          14
    Other...................................................      12,335
                                                              ----------
        Total liabilities...................................      13,748
                                                              ----------
NET ASSETS..................................................  $3,345,376
                                                              ==========
NET ASSETS REPRESENTED BY
  Capital stock, at par value...............................  $       31
  Additional paid-in-capital................................   3,142,180
  Undistributed net investment income (loss)................      32,580
  Accumulated net realized gains (losses) on investment
    transactions............................................      13,985
  Unrealized appreciation (depreciation) from investments...     156,600
                                                              ----------
NET ASSETS..................................................  $3,345,376
                                                              ==========
NET ASSETS
  Class Y...................................................  $3,326,572
  Class A...................................................       1,106
  Class B...................................................      17,698
                                                              ----------
        Total...............................................  $3,345,376
                                                              ==========
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES)
  Class Y...................................................     303,833
  Class A...................................................         101
  Class B...................................................       1,620
                                                              ----------
        Total...............................................     305,554
                                                              ==========
NET ASSET VALUE
  Class Y--offering and redemption price per share..........  $    10.95
                                                              ==========
  Class A--redemption price per share.......................  $    10.95
                                                              ==========
  Class A--Maximum sales charge.............................       4.75%
                                                              ----------
  Class A-- Maximum offering price per share
           (100%/(100%-Maximum Sales Charge) of net asset
           value adjusted to nearest cent)..................  $    11.50
                                                              ==========
  Class B--offering price per share*........................  $    10.93
                                                              ==========

---------

* Redemption price per share varies based on length of time shares are held (Note 3)
                       See notes to financial statements.

ALPINE REALTY INCOME AND GROWTH FUND

                            STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED APRIL 30,1999 (a)
                                  (UNAUDITED)

INVESTMENT INCOME:
  Dividends...........................................................    $ 62,748
                                                                          --------
EXPENSES:
  Investment advisory fees..................................     6,138
  Administration fees.......................................     1,412
  Distribution fees -- Class B..............................        25
  Shareholder Servicing Fees -- Class A.....................         1
  Shareholder Servicing Fees -- Class B.....................         8
  Custodian fees............................................     2,515
  Legal fees................................................     1,226
  Audit fees................................................     3,476
  Trustees' fees and expenses...............................       290
  Registration and filing fees..............................    14,088
  Printing costs............................................     7,114
  Other.....................................................     1,019
                                                              --------
          Gross expenses..............................................      37,312
          Expenses waived.............................................      (4,542)
          Expenses voluntarily reimbursed.............................     (23,532)
                                                                          --------
          Total expenses..............................................       9,238
                                                                          --------
Net investment income.................................................      53,510
                                                                          --------
REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gains (losses) from investment.........................      13,985
  Net change in unrealized appreciation (depreciation)from
     investments......................................................     156,600
                                                                          --------
Net realized/unrealized gains (losses) from investments...............     170,585
                                                                          --------
Change in net assets resulting from operations........................    $224,095
                                                                          ========

---------

(a) The Fund commenced operations on December 30, 1998.

                       See notes to financial statements.

ALPINE REALTY INCOME AND GROWTH FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                  FOR
                                                                 PERIOD
                                                                 ENDED
                                                               APRIL 30,
                                                                1999(a)
                                                              ------------
                                                              (UNAUDITED)
OPERATIONS:
  Net investment income.....................................   $   53,510
  Net realized gains (losses) from investment...............       13,985
  Net change in unrealized appreciation (depreciation) from
     investments............................................      156,600
                                                               ----------
     Change in net assets resulting from operations.........      224,095
                                                               ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
     Class A................................................           (9)
     Class B................................................         (147)
     Class Y................................................      (20,774)
                                                               ----------
     Total change in net assets from distributions to
      shareholders..........................................      (20,930)
                                                               ----------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
  Net increase (decrease) in net assets resulting from
     shares of beneficial interest transactions.............    3,142,211
                                                               ----------
  Total change in net assets................................    3,345,376
                                                               ----------
NET ASSETS:
  Beginning of period.......................................           --
                                                               ----------
  End of period.............................................   $3,345,376
                                                               ==========

---------

(a) The Fund commenced offering Class B Shares on February 18, 1999 and Class A and Class Y Shares on December 30, 1998.

                       See notes to financial statements.

ALPINE REALTY INCOME AND GROWTH FUND

                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

1.   ORGANIZATION:

     The Alpine Realty Income and Growth Fund, the ("Fund"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund is a separate series of the Alpine Equity Trust, a Massachusetts business trust organized in 1988.

     Alpine Realty Income and Growth Fund commenced operations on December 30, 1998.

     Alpine Realty Income and Growth Fund seeks a high level of current income. Capital appreciation is a secondary objective.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

     A. VALUATION OF SECURITIES:

     The Fund values securities traded on a national securities exchange or included on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ") at the last reported sales price on the exchange where primarily traded. The Fund values securities traded on an exchange or NASDAQ for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price. Securities, for which market quotations are not available, including restricted securities, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

     B. REPURCHASE AGREEMENTS:

     The Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. Repurchase agreements are considered to be loans under the 1940 act.

     C. SECURITY TRANSACTIONS AND INVESTMENT INCOME:

     Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as

                                   Continued

ALPINE REALTY INCOME AND GROWTH FUND

                                  (UNAUDITED)

     applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

     D. FEDERAL TAXES:

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company income and net realized capital gains to shareholders. Therefore, no federal income tax provision is required. (Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Fund will file for claims on foreign taxes withheld.)

     E. DIVIDENDS AND DISTRIBUTIONS:

     The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

     Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

     F. CLASS ALLOCATIONS:

     Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans.

3.   CAPITAL SHARE TRANSACTIONS:

     The Realty Income and Growth Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a maximum front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class Y shares are sold only to certain institutional or individual investors who do not receive services of financial intermediaries that offer shares of the Fund.

     Class A shares are subject to a 4.75% sales charge at the time of purchase. Class B shares are shares are subject to a Contingent Deferred Sales Charge
     (CDSC) on redemptions of shares made within six years of

                                   Continued

ALPINE REALTY INCOME AND GROWTH FUND

                                  (UNAUDITED)

     purchase. The applicable CDSC is equal to a percentage of the lesser of the net asset value per share (NAV) at the date of the original purchase or at the date of redemption.

     The Fund has an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Fund were as follows:

                                                         PERIOD ENDED
                                                       APRIL 30, 1999(a)
                                                     ---------------------
                                                     SHARES       AMOUNT
                                                     -------    ----------
CLASS A
  Shares sold......................................      100    $    1,000
  Shares issued in reinvestment of distributions...        1             9
                                                     -------    ----------
  Net increase (decrease)..........................      101         1,009
                                                     -------    ----------
CLASS B
  Shares sold......................................    1,605        16,031
  Shares issued in reinvestment of distributions...       15           148
                                                     -------    ----------
  Net increase (decrease)..........................    1,620        16,179
                                                     -------    ----------
CLASS Y
  Shares sold......................................  311,402     3,200,454
  Shares redeemed..................................   (9,682)      (96,119)
  Shares issued in reinvestment of distributions...    2,113        20,688
                                                     -------    ----------
  Net increase (decrease)..........................  303,833     3,125,023
                                                     -------    ----------
  Total Net increase/decrease......................  305,554    $3,142,211
                                                     -------    ----------

---------

(a) The Fund commenced offering Class B Shares on February 18, 1999 and Class A and Class Y Shares on December 30, 1998.

4.   SECURITIES TRANSACTIONS:

     Cost of purchases and proceeds from sales of investment securities, excluding securities sold short and short-term investments, were $3,766,411 and $764,571, respectively, for the period ended April 30, 1999.

5.   TRANSACTIONS WITH AFFILIATES:

     Investment advisory services are provided to the Fund by Alpine Management & Research LLC ("Alpine"). Pursuant to each investment advisor's agreement with the Fund, Alpine is entitled to an annual fee based on the Fund average daily net assets, in accordance with the following schedule:

First $750 million..........................................    1.00%
Next $250 million...........................................    0.90%
Over $1 billion.............................................    0.80%

                                   Continued

ALPINE REALTY INCOME AND GROWTH FUND

                                  (UNAUDITED)

     Fees may be voluntarily reduced or reimbursed to assist the Fund in maintaining competitive expense ratios. Information regarding these transactions for the Fund is as follows for the period ended April 30, 1999:

                                                        INVESTMENT ADVISOR
                                                  ------------------------------      REIMBURSEMENTS
                                                     ANNUAL FEE       VOLUNTARY     ------------------
                                                  BEFORE VOLUNTARY       FEE        CLASS B    CLASS Y
                                                   FEE REDUCTIONS     REDUCTIONS    SHARES     SHARES
                                                  ----------------    ----------    -------    -------
     Realty Income and Growth Fund..............        1.00%           4,542         180      23,352

     BISYS Fund Services L.P. ("BISYS L.P.") is the Fund's Principal Underwriter and Distributor. BISYS Fund Services Ohio, Inc. is the Fund's Administrator and BISYS Fund Services, Inc. ("BISYS") is the Fund's Fund Accountant, Transfer Agent and Dividend Disbursing Agent. In addition, Investors Fiduciary Trust Company ("IFTC") is the Fund's Custodian. In return for these serves, BISYS L.P. and BISYS will earn an annual fee amounting to 0.23% of the Fund average daily net assets and IFTC will earn an annual fee amounting to 0.095% of the Fund average daily net assets.

     The Fund has adopted Distribution Plans for each class of shares, except Class Y Shares, as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund. Pursuant to the Distribution plans, each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net assets of the class. Class B also presently pays distribution fees equal to 0.75% of the average daily net assets of the class. Distribution Plan fees are calculated daily and paid monthly.

     During the period ended April 30, 1999, amounts paid to brokers by BISYS L.P. pursuant to the Fund's Class B Distribution plan was $29.

     Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

6.   CONCENTRATION OF CREDIT RISK:

     The Fund invest a substantial portion of its assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Fund may be more affected by economic developments in the real estate industry than would a general equity fund.

                                   Continued

ALPINE REALTY INCOME AND GROWTH FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                  (UNAUDITED)

                                                                 PERIOD ENDED APRIL 30, 1999
                                                          -----------------------------------------
                                                          CLASS A(f)     CLASS B(e)     CLASS Y(f)
                                                          -----------    -----------    -----------
NET ASSETS VALUE BEGINNING OF PERIOD....................    $10.00         $ 9.99         $10.00
                                                            ------         ------         ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)..........................      0.21           0.19           0.21
  Net realized and unrealized gain (loss) from
     investments and foreign currencies.................      0.83           0.84           0.84
                                                            ------         ------         ------
  Total from investment operations......................      1.04           1.03           1.05
                                                            ------         ------         ------
LESS DISTRIBUTIONS
  From net investment income............................     (0.09)         (0.09)         (0.10)
                                                            ------         ------         ------
  Total distributions...................................     (0.09)         (0.09)         (0.10)
                                                            ------         ------         ------
NET ASSET VALUE END OF PERIOD...........................    $10.95         $10.93         $10.95
                                                            ======         ======         ======
TOTAL RETURN (EXCLUDES SALES CHARGES)...................     10.56%(d)      10.44%(d)      10.66%(d)
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).....................    $    1         $   18         $3,327
  Ratio of expenses to average net assets...............      1.75%(c)       2.47%(c)       1.48%(c)
  Ratio of net investment income (loss) to average net
     assets.............................................      7.00%(c)       7.62%(c)       8.60%(c)
  Ratio of expenses to average net assets(b)............     67.17%(c)       9.19%(c)       5.94%(c)
  Portfolio Turnover(g).................................        60%            60%            60%

---------

(a) Net investment income is based on average shares outstanding during the period.

(b) During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not incurred, the ratios would have been as indicated.

(c) Annualized.

(d) Not Annualized.

(e) For the period from February 18, 1999 (commencement of class operations) to April 30, 1999.

(f) For the period from December 30, 1998 (commencement of class operations) to April 30, 1999.

(g) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.
                                      -16-